FIRST AMENDMENT TO CONTRACT OF PURCHASE AND SALE

THIS FIRST AMENDMENT TO CONTRACT OF PURCHASE AND SALE (this “First Amendment’) is made and entered into as of the 14th day of December, 2010 by and between PREFERRED APARTMENT COMMUNITIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as assignee of Preferred Apartment Communities, Inc., a Maryland corporation (“Purchaser”), and OXFORD RISE PARTNERS LLC, a Georgia limited liability company (“Oxford”), and WILLIAMS OPPORTUNITY FUND, LLC, a Georgia limited liability company (“Williams”; Oxford and Williams are hereinafter referred to individually as a “Seller” and collectively as “Sellers”).

RECITALS

WHEREAS, Sellers and Purchaser entered into that certain Contract of Purchase and Sale dated as of September 29, 2010 with respect to that certain apartment project located in Chester County, Pennsylvania (the “Contract”); and

WHEREAS, Sellers and Purchaser now desire to amend and modify the Contract as set forth below.

NOW, THEREFORE, for and in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Purchaser hereby agree as follows:

1.	All capitalized terms used herein and not otherwise defined shall have those meanings ascribed to such terms in the Contract.

2.
In Section 3 of the Contract, the words and numbers “five (5)” and “December 15, 2010” are hereby deleted in their entirety, and the words and numbers “ten (10)” and “December 30, 2010”, respectively, are hereby inserted in lieu thereof.

3.	Except as expressly amended herein, all terms and conditions of the Contract remain in full force and effect.

4.	This First Amendment may be executed via facsimile or electronic PDF counterpart and a facsimile or PDF signature page shall be deemed an original for purposes of this First Amendment.

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have hereto signed, sealed, and delivered this First Amendment as of the date first above written.

PURCHASER:	PREFERRED APARTMENT COMMUNITIES OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership

	By:	Preferred Apartment Communities, Inc., a Maryland
Corporation, its General Partner

		By:	/s/ John A. Williams

Name: John A. Williams

Title: President and Chief Executive Officer

[SEAL]

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

SELLERS:	OXFORD RISE PARTNERS LLC, a
Georgia limited liability company

	By:	Oxford Rise Development, LLC, a
Georgia limited liability company,
its Manager

			By:	/s/ W. Daniel Faulk, Jr.
W. Daniel Faulk, Jr.,
its Manager

[SEAL]

WILLIAMS OPPORTUNITY FUND, LLC,
a Georgia limited liability company

	By:	Williams Opportunity Fund Manager, LLC,
a Georgia limited liability company,
its Manager

		By:	Williams Realty Advisors, LLC, a
Georgia limited liability company,
its Manager

				By:	/s/ John A. Williams, Jr.
John A. Williams, Jr., its President
and Chief Operating Officer

[SEAL]